UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2021

AxonPrime Infrastructure Acquisition Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40740	86-3116385
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

126 E. 56th St., 30th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 479-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	APMIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	APMI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	APMIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2021, AxonPrime Infrastructure Acquisition Corporation (the “Company”) entered into various agreements in connection with its initial public offering (“IPO”), as follows:

•	Underwriting Agreement between the Company and Morgan Stanley & Co. LLC, as underwriter in connection with the IPO;

•	Letter Agreement among the Company and its officers, directors, founder and AxonPrime Infrastructure Sponsor LLC (the “Sponsor”);

•	Sponsor Warrants Purchase Agreement between the Company and the Sponsor; and

•	Administrative Services Agreement between the Company and the Sponsor.

On August 17, 2021, in connection with the consummation of the IPO, as described below under Item 8.01, the Company entered into the following agreements:

•	Registration Rights Agreement between the Company and certain security holders.

•	Warrant Agreement between the Company and Computershare Trust Company, N.A.;

•	Investment Management Trust Agreement between the Company and Computershare Trust Company, N.A.

Forms of the foregoing agreements were filed as exhibits to the Registration Statement (as defined below).   The material terms of such agreements are described in the Company’s final prospectus, dated August 12, 2021, as filed with the SEC on August 16, 2021 (the “Final Prospectus”), which descriptions are incorporated by reference herein. The description of the Warrant Agreement, Letter Agreement, Investment Management Trust Agreement, Registration Rights Agreement, Sponsor Warrants Purchase Agreement, and Administrative Services Agreement are qualified in their entirety by reference to the text of the each of the corresponding agreements, which are filed as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4, and 10.5 respectively to this report and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01	Other Events

On August 17, 2021, the Company consummated its IPO of 15,000,000 Units (“Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Class A Common Stock”), of the Company, and one-third of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Class A Common Stock at a price of $11.50 per share, pursuant to the Registration Statement (the “Registration Statement”) on Form S-1 (File No. 333-257777), as amended, filed by the Company with the SEC under the Securities Act of 1933 (the “Securities Act”). Certain investment funds managed by affiliates of the Sponsor purchased an aggregate of $15,000,000 of Units in the IPO. Additionally, certain institutional investors and qualified institutional buyers (the “Institutional Anchor Investors”) that are not affiliated with the Company, the Sponsor, or the Company’s officers, directors, or any member of the Company’s management purchased an aggregate of $127,900,000 of Units. The foregoing Units were sold at a public offering price of $10.00 per Unit, resulting in gross proceeds to the Company of $150,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 3,333,333 warrants (“Private Warrants”) at a price of $1.50 per Private Warrant, generating total proceeds of $5,000,000, to the Sponsor. Substantially concurrently with the closing of the Private Placement, the Sponsor sold an aggregate of 66,666 Private Warrants to the Institutional Anchor Investors. The Private Warrants are identical to the Warrants sold in the IPO, except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. The purchasers of the Private Warrants have agreed not to transfer, assign or sell any of the securities purchased in the Private Placement, including the underlying shares of Class A Common Stock (except to certain permitted transferees), until 30 days after the consummation of the Company’s initial business combination.

The Institutional Anchor Investors also purchased 650,000 shares of the Company’s Class B common stock, par value $0.0001 per share (“Founder Shares”), from the Sponsor at the original purchase price of approximately $0.003 per share. The Founder Shares will automatically convert into shares of Class A Common Stock at the time of the Company’s initial business combination on a one-for-one basis, subject to adjustment as provided in the Final Prospectus.

Copies of the press releases issued by the Company announcing the pricing and consummation of the IPO and Private Placement are included as Exhibits 99.1 and 99.2, respectively.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Warrant Agreement, dated August 17, 2021, between the Company and Computershare Trust Company, N.A.

10.1	Letter Agreement, dated August 12, 2021, among the Company and its officers, directors and AxonPrime Infrastructure Sponsor LLC.

10.2	Investment Management Trust Agreement, dated August 17, 2021, between the Company and Computershare Trust Company, N.A.

10.3	Registration Rights Agreement, dated August 17, 2021, between the Company and certain security holders.

10.4	Sponsor Warrants Purchase Agreement, dated August 12, 2021, between the Registrant and AxonPrime Infrastructure Sponsor LLC

10.5	Administrative Services Agreement, dated August 12, 2021, between the Company and AxonPrime Infrastructure Sponsor LLC.

99.1	Press release announcing pricing of IPO.

99.2	Press release announcing closing of IPO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONPRIME INFRASTRUCTURE ACQUISITION CORPORATION

By:	/s/ Jon Layman
Name:	Jon Layman
Title:	Chief Financial Officer and Chief Operating Officer

Date: August 23, 2021